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                                                                    Exhibit 10.9


                     FIRST AMENDMENT TO THE CREDIT AGREEMENT


         This FIRST AMENDMENT TO THE CREDIT AGREEMENT dated as of February 25, 2000 (this "First Amendment") is between MEMBERWORKS INCORPORATED, a Delaware corporation (the "Borrower"), the lenders parties hereto (each a "Lender" and collectively the "Lenders") and BROWN BROTHERS HARRIMAN & CO., as agent for the Lenders (in such capacity, the "Agent").


         PRELIMINARY STATEMENTS. The Borrower, the Lenders and the Agent entered into a Credit Agreement dated as of September 15, 1999 (the "Existing Credit Agreement"). The Borrower has requested the Lenders amend the Existing Credit Agreement to increase the Lenders' commitment. The Lenders are agreeable to the Borrower's request.

         Accordingly, the Borrower, the Lenders and the Agent agree as follows:

         Section 1. Amendments to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, the Existing Credit Agreement is hereby amended as follows:

         (a) The definition of "Total Commitment" in Section 1.1 of the Existing Credit Agreement is replaced with the following:

                  "Total Commitment" shall mean $20,000,000.

         (b) The signature page executed by Brown Brothers Harriman & Co. is revised to replace the Commitment of $10,000,000 with $20,000,000.

         (c) Exhibit A of the Existing Credit Agreement (FORM OF NOTE) is replaced with Exhibit A hereto.

         Section 2. Conditions of Effectiveness. This First Amendment shall become effective when, and only when, the Agent shall have received a counterpart of this First Amendment executed by the Borrower and shall have additionally received, in form and substance satisfactory to the Agent and the
Lenders:

         (a) A note payable to each Lender duly executed by the Borrower in the form of Exhibit A hereto;

         (b) A reaffirmation of the Security Agreement duly executed by the Borrower;

         (c) A reaffirmation of the Subsidiary Guaranty and the Subsidiary Security Agreement duly executed by Coverdell;

         (d) A copy of resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors of the Company authorizing the execution, delivery and performance

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by it of this First Amendment, the Notes and the other documents delivered in connection hereof certified by the Secretary or an Assistant Secretary of the Company, which certificate shall state that the resolutions thereby certified are in full force and effect and have not been amended, modified, revoked or rescinded as of the date hereof;

         (e) A certificate dated the date hereof of the Secretary or an Assistant Secretary of each of the Company and Coverdell certifying (i) as to the incumbency and signatures of its officers executing this First Amendment, the Notes and the other documents delivered in connection hereof (as applicable) and (ii) that each of the certificate of incorporation and bylaws delivered in connection with the Existing Credit Agreement is in full force and effect and has not been amended, modified, revoked or rescinded as of the date hereof, together with evidence of the incumbency of such Secretary or Assistant Secretary;

         (f) An executed legal opinion dated the date hereof and addressed to the Agent and the Lenders, of Diserio Martin O'Connor & Castiglioni LLP, counsel to the Borrower and Coverdell, in a form reasonably satisfactory to the Agent, the Lenders and each of their special counsel;

         (g) payment to Day, Berry & Howard LLP, special counsel to the Agent and the Lenders, of its legal fees and disbursements; and

         (h) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment as the Lenders and the Agent may reasonably request, all in form and substance satisfactory to the Agent and its counsel.

         Section 3. Representations and Warranties of the Borrower. The Borrower represents as follows:

         (a) The representations and warranties contained in Section 5 of the Existing Credit Agreement are correct on and as of the date hereof as though made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

         (b) No Event of Default or Default has occurred and is continuing or would result from the signing of this First Amendment or the transactions contemplated thereby;

         (c) There has been no material adverse change in the financial condition, operations, Properties, business or business prospects of the Borrower and its Subsidiaries, if any, since June 30, 1999.

         (d) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its shareholders;
(ii) violate any provisions of its articles of incorporation or by-laws; (iii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including without limitation, Regulation U and X), order, writ, judgment, injunction, decree, determination or award presently in effect having

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applicability to and binding upon the Borrower or any Subsidiary; or (iv) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower or any Subsidiary is a party or by which it or its properties may be bound.

         (e) This First Amendment and the Existing Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         (f) No information, exhibit or report furnished in writing by or on behalf of the Borrower or any officer or director of the Borrower to the Lenders or the Agent in connection with the negotiation of, or pursuant to the terms of, this First Amendment contained when made any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

         Section 4.  Reference to and Effect on the Credit Agreement.

         (a) Upon the effectiveness of this First Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement.

         Section 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lenders and the Agent in connection with the preparation, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lenders with respect thereto and with respect to advising the Lenders as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         Section 6. Execution in Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         Section 7. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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         Section 8. Defined Terms. Capitalized terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      MEMBERWORKS INCORPORATED




                                      By /s/ James Duffy
                                      -------------------------------------
                                      Name:  James Duffy
                                      Title: Senior Vice President and CFO



                                      BROWN BROTHERS HARRIMAN & CO.




                                      By /s/ W. Carter Sullivan III
                                      -------------------------------------
                                      Name:  W. Carter Sullivan III
                                      Title:  Senior Manager






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